UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2007

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2007, the Leadership Development and Compensation Committee (the “Committee”) approved the following forms to be used to evidence grants of awards made under the Company’s 2005 Omnibus Stock Incentive Plan: (i) Form of Restricted Stock Award, (ii) Form of Deferred Share Award for non-employee directors, (iii) Form of Deferred Share Award for officers serving in Mexico, (iv) Form of Deferred Share Award for officers serving in Canada, (v) Form of Non-Qualified Stock Option Award for non-employee directors, (vi) Form of Non-Qualified Stock Option Award, (vii) Form of Performance Share Award, (viii) Form of Performance Share Award for officers serving in Mexico, (ix) Form of Performance Vested Option Award and (x) Form of LTIP Performance Unit Award.  The full text of the form of each award is attached hereto as Exhibits 10.1 through 10.10 and are incorporated herein by reference.

On March 21, 2007, the Committee also approved the Fiscal 2007 performance measures for the Company’s Management Incentive Plan. The performance measures for the Retail segment are based on actual sales and operating profit measured against specified targets.  The performance measures for the HD Supply segment are based on segment and platform EBIT and ROIC, measured against specified targets.

On March 21, 2007, the Committee also approved the Fiscal 2007 performance measures for the Company’s Long Term Incentive Plan for the 2007-2009 performance period.  The approved performance measures are based on EPS and ROIC measured against specified targets, as more fully described in the Form of LTIP Performance Unit Award attached hereto as Exhibit 10.10.

The foregoing summary is qualified in its entirety by, and should be read in conjunction with, the exhibits.

Item 9.01.   Financial Statements and Exhibits.

Exhibit	Description

10.1	The Home Depot, Inc. Form of Restricted Stock Award
10.2	The Home Depot, Inc. Form of Deferred Share Award (Non-Employee Director)
10.3	The Home Depot, Inc. Form of Deferred Share Award (Mexico)
10.4	The Home Depot, Inc. Form of Deferred Share Award (Canada)
10.5	The Home Depot, Inc. Form of Non-Qualified Stock Option Award (Non-Employee Director)
10.6	The Home Depot, Inc. Form of Non-Qualified Stock Option Award
10.7	The Home Depot, Inc. Form of Performance Share Award
10.8	The Home Depot, Inc. Form of Performance Share Award (Mexico)
10.9	The Home Depot, Inc. Form of Performance Vested Option Award
10.10	The Home Depot, Inc. Form of LTIP Performance Unit Award
10.11	The Home Depot, Inc. Management Incentive Plan Fiscal Year 2007 Performance Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

	By:	/s/ James C. Snyder, Jr.
		Name:	James C. Snyder, Jr.
		Title:	Vice President, Acting General Counsel and Secretary

Date: March 27, 2007

EXHIBIT INDEX

Exhibit	Description

10.1	The Home Depot, Inc. Form of Restricted Stock Award
10.2	The Home Depot, Inc. Form of Deferred Share Award (Non-Employee Director)
10.3	The Home Depot, Inc. Form of Deferred Share Award (Mexico)
10.4	The Home Depot, Inc. Form of Deferred Share Award (Canada)
10.5	The Home Depot, Inc. Form of Non-Qualified Stock Option Award (Non-Employee Director)
10.6	The Home Depot, Inc. Form of Non-Qualified Stock Option Award
10.7	The Home Depot, Inc. Form of Performance Share Award
10.8	The Home Depot, Inc. Form of Performance Share Award (Mexico)
10.9	The Home Depot, Inc. Form of Performance Vested Option Award
10.10	The Home Depot, Inc. Form of LTIP Performance Unit Award
10.11	The Home Depot, Inc. Management Incentive Plan Fiscal Year 2007 Performance Measures